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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    FEBRUARY 26, 1997
                                                --------------------------------

                          MELAMINE CHEMICALS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-16032                    64-0475913
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


       HIGHWAY 18 WEST
 DONALDSONVILLE, LOUISIANA                               70346
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)                (ZIP CODE)


Registrant's telephone number, including area code    (504) 473-3121
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ITEM 5.  OTHER EVENTS

    On February 26, 1997, the Registrant issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

    Not applicable.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELAMINE CHEMICALS, INC.
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Date:  February 26, 1997                /s/ Wayne D. DeLeo
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                                        Wayne D. DeLeo
                                        Vice President & Chief Financial Officer
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                               INDEX TO EXHIBITS


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 Exhibit                                                          Page
   No.                         Exhibit                           Number
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
   99           Press Release dated February 26, 1997               5
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